Property and Equipment, Net	12 Months Ended
Dec. 31, 2021
Property, Plant and Equipment [Abstract]
Property and equipment, net

Note 9 — Property and equipment, net

Property and equipment, net consist of the following:

	December 31, 2020	December 31, 2021	December 31, 2021
	RMB	RMB	USD
Office electronic equipment	1,859,484	1,758,527	275,817
Office fixtures and furniture	88,577	41,392	6,492
Building	—	24,825,710	3,893,801
Leasehold improvements	1,368,922	1,363,989	213,936
Subtotal	3,316,983	27,989,618	4,390,046
Less: accumulated depreciation	(2,587,771)	(3,150,073)	(494,075)
Total	729,212	24,839,545	3,895,971

Depreciation expense for the years ended December 31, 2019, 2020 and 2021 amounted to RMB 690,400, RMB 483,658 and RMB 1,124,655 (USD 176,397), respectively. Impairment loss amounted to 0, 0 and RMB 38,573 (USD 6,050), respectively, for the years ended December 31, 2019, 2020 and 2021.